Exhibit 3.127

Exhibit 3.127 DEAN HELLER Secretary of Slate 206 North Carson Street Carson City, Nevada 89701-4299 (775)684 5708 Website: secretaryofstate.blz Filed LLC2007204 SEP 02 2004 IN THE OFFICE OF DEAN HELLER SECRETARY OF STATE Articles of Organization Limited-Liability Company (PURSUANT TO NRS CHAPTER 86) Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of Limited-Liability Company Long Beach Health Associates LLC 2. Resident Agent Name and street Address: (must be a Nevada address where process may be served) Albright, Stoddard, Warnick & Palmer Name 801 S. Rancho Drive, Suite D-4 Las Vegas NEVADA 89106 Physical Street Address City Zip Code Additional Mailing Address City State Zip Code 3. Dissolution Date: (OPTIONAL-see instructions) Latest date upon which the company is to dissolve (if existence is not perpetual): perpetual 4, Management. (check one) Company shall be managed by Manager(s) OR Members 5. Name and Addresses of Manager(s) or Member: (attach additional pages as necessary) The Ensign Group, Inc. Name 27101 Puerta Real, Suite 450 Mission Viejo California 92691 Address City State Zip Code Name Address City State Zip Code Name Address City State Zip Code 6. Names, Addresses and Signatures of Organizers: (if more than one organizer attach additional page) Whitney B. Warnick, Esq. Name Signature 801 S. Rancho Drive, Suite D-4 Las Vegas Nevada 89106 Address City State Zip Code 7. Certificate of Acceptance of Appointment of Registered Agent: I hereby accept appointment as Regident Agent for the above named limited-liability company Date 9/2/2004 Authorized Signature of R.A. or On Behalf of R.A. Company Nevada Secretary of State NRS 88 DLLC Articies Revised 09-14-09 This form must be accompanied by appropriate fees. See Attached fee schedule Jose Castellanos, Asst. Secretary

Exhibit 3.127

Exhibit 3.127 ROSS MILLER Secretary of Slate 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775)684 5708 Website: www.nvsos.gov Filed in the office of Document Number 20140344907-54 Ross Miller Secretary of State State of Nevada Filing Date and Time 05/09/2014 10:45 AM Entity Number LLC20072-2004 Amendment to Articles of Organization (PURSUANT TO NRS 86.221) USE BLANK INK ONLY – DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Amendment to Articles of Organaization For a Nevada Limited-Liability Company (Pursunt to NRS 86.221 1. Name of Limited. Liability Company: Long Bech Health Associates llc 2. The company is managed by: Managers OR Members (check only oone box) 3. The articles have been amended as follows: (provide article numbers, if available)* 4.Managements:Company shall be managed by Members, 5. Name and Address of Member: The ensign Group, Inc., a Delaware corporation, 27101 Puerta Real, Suite 450, Mission Viejo, CA 92691 4. Effective date and time of filling: (optional) date; Time: (must not be later than 90 days after the certificate is filed) 5. Signature (must be signed by at least one manager or by amanaging member): X By: Signature *1) If amending company name, it must contain the words” Limited- Liabillity company,” or” Limited,” or the abbreviations “Ltd.,’’’’LLC.,“or“LC.” The word “company” may be abbreviated as “Co.” 2) If adding managers, provide names and addresses. FILING FEE: $175.00 IMPORTANT: Faliure to include any of the above information and submit wity the proper fees may cause this filing to be rejected. Nevada Secreatary of state 86.221 DLLC Amendment revised: 8-31-11 This form must be accompanied by appropriate fees.

INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER BURLEY HEALTHCARE HOLDINGS LLC LLC20072-2004 NAME OF LIMITED-LIABILITY COMPANY FOR THE FILING PERIOD OF SEP, 2014 TO SEP, 2015 *100401* USE BLACK INK ONLY-DO NOT HIGHLIGHT **YOU MAY FILE THIS FORM ONLINE AT www.nvsllverflume.gov** Return one file stamped copy. (if filing not accompanied by order instructions, file stamped copy will be sent to registered agent.) Filed in the office of Document Number 20140485828-72 Ross Miller Secretary of State State of Nevada Filing Date and Time 07/03/2014 12:12 PM Entity Number LLC20072-2004 (This document was filed electronically) ABOVE SPACE IS FOR OFFICE USE ONLY IMPORTANT: Read instructions before completing and returning this form. 1. Print or type names and addresses, either residence or business, for all manager or managing members A Manager, or if none, a Managing Member of the LLC must sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additional managers or managing members, attach a list or them to this form. 3. Return completed form with the fee of $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year. State business license fee is $200.00 Effective 2/1/2010, $100 00 must be added for failure to file form by deadline. Make your check payable to the Secretary of State 6 Ordering Copies: if requested above, one file stamped copy will be returned at no additional charge To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. Return the completed form to: Secretary of State, 202 North Carson Street. Carson City. Nevada 89701-4201. (775) 684-5708. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing. ANNUAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY $100.00 (if filing late) CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW NRS 76.020 Exemption Codes Pursuant to NRS Chapter 76, this entity is exempt from the business license tee. Exemption code: 001—Governmental Entity 005—Motion Picture Company 006—NRS 680B.020 Insurance Co. NOTE: If claiming an exemption a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result In rejection, which could result in late fees. NAME CTR PARTNERSHIP, L.P. MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE 27101 PUERTA REAL SUITE, 400 , USA MISSION VIEJO CA 92691 NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE NAME MANAGER OR MANAGING MEMBER ADDRESS CITY STATE ZIP CODE None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent Intent of concealing the Identity of any person or persons exercising the power or authority of a manager or managing member In furtherance of any unlawful conduct. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239,330, it is a category C felony to knowingly offer any false or forged instrument for tiling in the Office of the Secretary of State. WILLIAM WAGNER Title Date CHIEF FINANCIAL OFFICER 7/3/2014 12:31:48 PM Signature of Manager, Managing Member or Other Authorized Signature Nevada Secretary of State List ManorMem Revised: 8-8-13